                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.__________)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [ ]  Preliminary Proxy Statement       [ ] Confidential, for Use of the
     [X]  Definitive Proxy Statement            Commission Only (as permitted by
     [ ]  Definitive Additional Materials       Rule 14a-6(e)(2))
     [ ]  Soliciting Material Pursuant to
          Rule 14a-11(c) or Rule 14a-12

                       BOBBY ALLISON WIRELESS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                           [Bobby Allison Letterhead]

                                   May 4, 2001

Dear Shareholders:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders, which will be held at 10:00 a.m. EDT on Tuesday, June 5, 2001, at the Company's headquarters at 1200 Starkey Road, Suite 105, Tampa, Florida.

         The attached Notice of Meeting and Proxy Statement contain information about the items that will be voted on at the annual meeting. You may vote by marking the enclosed Proxy Card and returning it to us in the enclosed self-addressed postage paid return envelope. Finally, we have enclosed a copy of the Company's 2000 Annual Report.

         Your vote is important to us. We encourage you to complete and return your proxy in the enclosed envelope as promptly as possible so that your shares will be represented and voted at the meeting even if you cannot attend.

         We look forward to seeing you at the shareholders meeting.


                                       Yours very truly,

                                       /s/ Robert L. McGinnis

                                       Robert L. McGinnis
                                       Chairman and Chief Executive Officer

                       BOBBY ALLISON WIRELESS CORPORATION
                         2055 LAKE AVENUE S.E., SUITE A
                              LARGO, FLORIDA 33771
                                 (727) 584-7902

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 5, 2001

                                 ---------------

         The Annual Meeting of Shareholders of Bobby Allison Wireless Corporation, a Florida corporation (the "Company"), will be held at the corporate headquarters of the Company at 1200 Starkey Road, Suite 105, Largo, Florida, on Tuesday, June 5, 2001, at 10:00 a.m. EDT.

         At the Annual Meeting, shareholders will consider and act upon the following matters:

         1. The election by the shareholders of the Company of two directors, each director to hold office until his successor is duly elected and qualified;

         2. The election by the holders of Series B Preferred Stock of the Company of one director to hold office until his successor is duly elected and qualified;

         3. The proposal to amend the Bobby Allison Wireless Corporation 1999 Stock Option Plan to increase the maximum number of authorized shares;

         4. The proposal to ratify the appointment of BDO Seidman LLP as independent auditors for the Company for the year ending December 31, 2001; and

         5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Detailed information about the matters to be voted on at the Annual Meeting is in the attached Proxy Statement. Shareholders of record at April 20, 2001, are entitled to receive notice of and vote at the Annual Meeting.

         We will make available a list of shareholders entitled to vote at the meeting as of the close of business on April 20, 2001 for inspection during normal business hours from May 22 to June 5, 2001 at the Company's corporate headquarters, 1200 Starkey Road, Suite 105, Largo, Florida. This list will also be available at the meeting. Any shareholder may make a written request to inspect this list.


                                       By Order of the Board of Directors

                                       /s/ Robert L. McGinnis

                                       Robert L. McGinnis
                                       Chairman of the Board
                                       May 4, 2001

WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, WE URGE YOU TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DETERMINE TO ATTEND THE MEETING.

                       BOBBY ALLISON WIRELESS CORPORATION
                         2055 LAKE AVENUE, S.E., SUITE A
                              LARGO, FLORIDA 33771

                                 PROXY STATEMENT

         The following information is furnished to all shareholders of the Company in connection with the SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS of Bobby Allison Wireless Corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held on Tuesday, June 5, 2001 at the corporate headquarters of the Company at 1200 Starkey Road, Suite 105, Largo, Florida, at 10:00 a.m. EDT. A copy of the Annual Report of the Company for the fiscal year ended December 31, 2000, and a form of proxy for use at the meeting are enclosed with this Proxy Statement. This Proxy Statement and the enclosed proxy are first being mailed to the shareholders on or about May 4, 2001.

                         QUESTIONS AND ANSWERS ABOUT THE
                              MEETING AND THE VOTE

         1.       WHAT IS A PROXY?

         It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. As is our usual practice, two of our officers have been designated as proxies for the 2001 Annual Meeting of Shareholders. These two officers are Robert L. McGinnis and James L. Ralph.

         2.       WHAT IS A PROXY STATEMENT?

         It is a document the SEC regulations require us to give you when we ask you to sign a proxy card designating Robert L. McGinnis and James L. Ralph each as proxies to vote on your behalf.

         3.       WHICH SHAREHOLDERS ARE ENTITLE TO VOTE AT THE 2001
ANNUAL MEETING?

         At the 1999 and 2000 Annual Meetings of Shareholders, only the holders of the Company's Common Stock and Series B Preferred Stock were entitled to vote. However, because the Company did not timely pay dividends to the holders of Series A Preferred Stock and Series B Preferred Stock due January 1, 2001 and to the holders of Series C Preferred Stock due April 1, 2001, all of the Company's outstanding Preferred Stock became fully voting as provided in the Amended and Restated Articles of Incorporation. Consequently, each of the holders of Preferred Stock are entitled to vote at the 2001 Annual Meeting.

         4.       WHAT DIFFERENT METHODS CAN YOU USE TO VOTE?

         (a)      In Writing: All shareholders can vote by written proxy card.

         (b)      In Person: All shareholders may vote in person at the meeting.

         5.       ARE THERE ANY SPECIAL VOTING RIGHTS?

         Yes. The holders of Series B Preferred Stock have the right to elect one-third of the directors of the Board of Directors which is one director.

         6.       WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

         The record date for the 2001 Annual Meeting of Shareholders is April 20, 2001. The record date is established by the Board of Directors as required by Florida law.

         Owners of Common Stock and all owners of Preferred Stock at the close of business on the record date are entitled

         (a)      to receive notice of the meeting, and

         (b) to vote at the meeting and any adjournments or postponements of the meeting on the two general director nominees and all other matters at the meeting.

         Owners of Series B Preferred Stock at the close of business on the record date are entitled

         (a)      to receive notice of the meeting, and

         (b) to vote at the meeting and any adjournments or postponements of the meeting on all matters including the Series B Director.

         7.       HOW CAN YOU REVOKE A PROXY?

         A shareholder can revoke a proxy by giving written notice to the Secretary of the Company, or voting in person at the meeting.

         8.       WHAT ARE YOUR VOTING CHOICES WHEN VOTING FOR DIRECTOR
NOMINEES?

         In voting on the election of the director nominees to serve until the next Annual Meeting of Shareholders, shareholders may vote in one of the following ways:

         (a)      in favor of all nominees,

         (b)      withhold votes as to all nominees, or

         (c)      withhold votes as to specific nominees.

The Board recommends a vote "FOR" each of the nominees.

         9.       WHAT VOTE IS NEEDED TO ELECT THE DIRECTOR NOMINEES?

         The holders of all Common Stock and all Preferred Stock voting together as if a single class need a plurality to elect the Common Stock director nominees. The holders of Series B Preferred Stock need a majority to elect the Series B Director nominee.

         10. WHAT ARE YOUR VOTING CHOICES WHEN VOTING ON THE AMENDMENT TO THE BOBBY ALLISON WIRELESS CORPORATION 1999 STOCK OPTION PLAN?

         In voting the amendment to the Bobby Allison Wireless Corporation 1999 Stock Option Plan, shareholders may vote in one of the following ways:

         (a)      in favor of the amendment,

         (b)      against the amendment, or

         (c)      abstain from voting on the amendment.

         The Board recommends a vote "FOR" this proposal.

         11.      WHAT VOTE IS NEEDED TO APPROVE THE AMENDMENT?

         The holders of all Common Stock and all Preferred Stock voting together as if a single class need a majority to approve the amendment.

         12. WHAT ARE YOUR VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP?

         In voting on the ratification of the appointment of BDO Seidman LLP as independent auditors, shareholders may vote in one of the following ways:

         (a)      in favor of the ratification,

         (b)      against the ratification, or

         (c)      abstain from voting on the ratification.

         The Board recommends a vote "FOR" this proposal.

         13.      WHAT VOTE IS NEEDED TO RATIFY THE APPOINTMENT OF
BDO SEIDMAN, LLP?

         The holders of Common Stock and all Preferred Stock voting together as if a single class need a majority to ratify the appointment of BDO Seidman, LLP.

         14. WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

         Shareholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all Director nominees, FOR the proposal to ratify the appointment of BDO Seidman, LLP, and FOR the amendment to the Bobby Allison Wireless Corporation 1999 Stock Option Plan.

         15.      HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

         Other than the vote on each of the general Directors, abstentions will be considered as a negative vote and will be treated as shares present for purposes of determining if a quorum is present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned as of April 30, 2001 by (1) each person or entity known by the Company to own more than 5% of the outstanding Common Stock; (2) each Named Executive Officer of the Company; (3) each director of the Company, and (4) all executive officers and directors of the Company as a group.

         NAME OF BENEFICIAL OWNER                                         SHARES(1)         PERCENTAGE(2)
----------------------------------------------------------------------------------------------------------
Robert L. McGinnis(3)                                                      203,332               23.1%
1200 Starkey Road
Largo, Florida 33771

James L. Ralph(3)                                                          195,000              22.12%
1200 Starkey Road
Largo, Florida 33771

William L. McMahon(4)                                                        4,000                  *
1200 Starkey Road
Largo, Florida 33771

Alec Pleet(5)                                                               10,500                1.2%
1200 Starkey Road
Largo, Florida 33771

James S. Holbrook, Jr.(6)(7)                                               265,019              28.75%
800 Shades Creek Parkway, Suite 700
Birmingham, Alabama 35209

Sterne, Agee & Leach Group, Inc.(6)(7)                                     216,441              23.48%
800 Shades Creek Parkway, Suite 700
Birmingham, Alabama 35209

Sterne, Agee & Leach, Inc.(6)(7)                                           216,441              23.48%
800 Shades Creek Parkway, Suite 700
Birmingham, Alabama 35209

The Trust Company of Sterne, Agee & Leach, Inc.(6)(7)                      216,441              23.48%
800 Shades Creek Parkway, Suite 125
Birmingham, Alabama 35209

All directors and executive officers as a group (5 persons)                683,851              74.71%

---------------

(*) Indicates beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.

(1) Includes shares of Common Stock owned and shares of Common Stock into which shares of Preferred Stock of the Company owned by such person is convertible.

(2) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 ("Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person listed. As of December 31, 2000, the Company had 860,790 shares of Common

         Stock assuming conversion of all of the outstanding Preferred Stock and which number was adjusted for such options applicable.

(3) Messrs. McGinnis and Ralph are Named Executive Officers, directors and five percent (5%) shareholders. Each of Messrs, McGinnis and Ralph hold options to purchase up to 20,000 shares of Common Stock, 10,000 at $6.00 per share and 10,000 at $10.00 per share, which are all currently exercisable.

(4) Mr. McMahon was granted an option to purchase 10,000 shares of Common Stock on September 13, 2000 at $10.00 per share of which 4,000 are currently exercisable.

(5) Mr. Pleet was granted an option to purchase 10,500 shares of Common Stock at $6.00 per share, which are all currently exercisable.

(6) Mr. Holbrook is a director and 5% beneficial owner of the Company. Mr. Holbrook is the Co-Chairman of the Board and CEO of Sterne, Agee & Leach Group, Inc. which serves as the parent company for, among other companies, Sterne, Agee and Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. Consequently, Mr. Holbrook, Sterne, Agee & Leach Group, Inc., Sterne, Agee and Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. constitute a voting group under Rule 13d-1 promulgated under the Securities Exchange Act of 1934, as amended, thereby requiring Mr. Holbrook to report beneficial ownership of all shares owned by Sterne, Agee & Leach Group, Inc., Sterne, Agee and Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. Furthermore, Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne Agee & Leach, Inc. must report beneficial ownership of the shares owned by each other but they do not report beneficial ownership of shares owned by Mr. Holbrook individually. Mr. Holbrook disclaims beneficial ownership of all securities held by Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc., as trustees, disclaim beneficial ownership of all securities held by The Trust Company of Sterne, Agee & Leach, Inc. for the benefit of third parties.

(7) James S. Holbrook, Jr. beneficially owns 8 shares of Series B Preferred Stock convertible into 33,328 shares of Common Stock, 2 shares of Series C Preferred Stock convertible into 5,000 shares of Common Stock and a warrant to purchase up to 10,250 shares of Common Stock at $10.00 per share, which assuming conversion of all of the convertible preferred stock and the exercise of this warrant constitutes approximately 5.27% of the total outstanding shares of Common Stock. Sterne, Agee & Leach Group, Inc. beneficially owns 24 shares of Series B Preferred Stock convertible into 99,984 shares of Common Stock, 8 shares of Series C Convertible Stock convertible into 20,000 shares of Common Stock and two warrants to purchase up to 45,500 shares of Common Stock at $10.00 per share which, assuming conversion of all of the convertible preferred stock and the exercise of the warrants constitutes approximately 17.96% of the outstanding shares of Common Stock. Sterne, Agee and Leach, Inc. beneficially owns 30,000 shares of Common Stock and 2 shares of Series C Preferred Stock convertible into 5,000 shares of Common Stock which, assuming conversion of all convertible preferred stock, constitutes approximately 3.78% of the total outstanding shares of Common Stock. The Trust Company of Sterne, Agee and Leach, Inc. beneficially owns, as co-trustee of a trust benefitting one of the adult and independent children of James S. Holbrook, Jr., 2 shares of Series B Preferred Stock convertible into 8,332 shares of Common Stock, 1 share of Series C Preferred Stock convertible into 2,500 shares of Common Stock, and a warrant to purchase up to 5,125 shares of Common Stock at $10.00 per share which, assuming conversion of all of the convertible preferred stock and the warrant, constitutes approximately 1.73% of the outstanding shares of Common Stock.

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

         All shareholders will elect two directors and the holders of Series B Preferred Stock will elect one director to hold office until the next annual meeting or until their successors are elected and qualified. The persons named as proxies, or their substitutes, will vote your shares to vote FOR the election of the nominees listed below, unless you instruct them to vote otherwise or withhold authority on the space provided on the proxy.

         We have no reason to contemplate that any of the nominees will become unavailable for any reason to serve if elected. However, if any nominee should become unavailable to serve for any reason before the meeting, proxies will be voted for another nominee, or other nominees, selected by the Board of Directors. Any vacancies that may occur during the year may be filled by an individual appointed by the Board of Directors to serve for the remainder of the term of that director position.

         The Board has nominated three current directors for reelection. None of the nominees for election as a director is proposed to be elected pursuant to any arrangement or understanding between the nominee and any other person or persons.

INFORMATION CONCERNING THE NOMINEES

         The following is a brief summary of each nominee's business experience during at least the past five years, and other directorships held.

General Nominees

         Robert L. McGinnis, age 60, has served as Chairman of the Board, Chief Executive Officer and Treasurer of the Company since December 31, 1998. Mr. McGinnis served as Chief Executive Officer of Bobby Allison Cellular Systems of Florida, Inc. from its inception in 1993 until its merger with the Company on December 31, 1998.

         James L. Ralph, age 37, has served as President, Secretary and Director since December 31, 1998. From its inception in 1993 until its merger with the Company on December 31, 1998, Mr. Ralph served as the President and Chief Operating Officer of Bobby Allison Cellular Systems of Florida, Inc.

Series B Preferred Stock Nominee

         James S. Holbrook, Jr., age 56, has served as Director since
December 31, 1998 and served as Chairman of Board and Chief Executive Officer from August 27, 1998 until December 31, 1998. Mr. Holbrook is, and has for the past five (5) years been, the chief executive officer of Sterne Agee & Leach, Inc. and its affiliated companies.

THE BOARD OF DIRECTORS

         The Company's bylaws provide for a minimum of one and a maximum of nine directors. The Board of Directors fixed the number of directors at three. Since October 27, 1998, the Company has had only three directors and has not had a standing audit, nominating or compensation committee. During the fiscal year ended December 31, 2000, the Board of Directors had three in person meetings in which all directors participated and acted by unanimous consent four times.

EXECUTIVE COMPENSATION

         The following table contains information regarding compensation paid or accrued by the Company for services rendered in all capacities during the years ended December 31, 1998, 1999 and 2000, for the chief executive officers and the four other most highly compensated executive officers of the Company whose total annual salary and bonus in the last fiscal year exceeded $100,000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                  ANNUAL COMPENSATION(1)            COMPENSATION
                                          ---------------------------------------   -------------
                                                                   OTHER ANNUAL       NUMBER OF
                                           SALARY       BONUS      COMPENSATION     STOCK OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION(1)    YEAR      ($)          ($)            (2)            GRANTED         COMPENSATION
-------------------------------   ----    --------     -------     --------------   -------------      ------------
Robert L. McGinnis, Chairman      2000    $137,488     $52,500         $22,613           10,000            $35,291
and Chief Executive Officer
                                  1999    $135,000     $41,000(3)      $30,979           10,000            $15,000(4)

                                  1998    $132,534           0         $19,200               --                 --

James L. Ralph, President and     2000    $137,488     $52,500         $ 6,384           10,000            $13,659
Chief Operating Officer
                                  1999    $135,000     $41,000(3)      $14,738           10,000            $10,000(4)

                                  1998    $129,939           0         $17,200               --                 --

William L. McMahon, Chief         2000    $ 27,500          --              --           10,000                 --
Financial Officer(5)

Alec Pleet, Senior Vice           2000    $112,961          --              --               --                 --
President, New Market
Development                       1999    $ 53,846          --              --           10,500                 --

                                  1998          --          --              --               --                 --

---------------

(1) Dollar value of perquisites and other benefits were less that the lesser of $50,000 or 10% of the total salary and bonus for each Named Executive Officer.

(2) Represents the dollar value of insurance premiums paid by the Company with respect to life, health, dental and disability insurance and automobile allowance for the benefit of the Named Executive Officer.

(3) Represents incentive compensation payable to officers as of December 31, 2000 and December 31, 1999, respectively.

(4) Represents annual value of life insurance premiums to Messrs Mr. McGinnis and Ralph paid under the Split-Dollar Agreement between the Company and each of Messrs. McGinnis and Ralph. See "Employment Agreements."

(5)      Represents salary beginning October 2, 2000.

EMPLOYMENT AGREEMENTS

         McGinnis Agreement. Pursuant to the employment agreement entered into between the Company and Robert L. McGinnis ("McGinnis Agreement") on
December 31, 1998, Mr. McGinnis became the Company's Chief Executive Officer. The McGinnis Agreement has an initial term of three (3) years. Upon the expiration of the initial term, the McGinnis Agreement automatically renew for successive one (1) year terms unless sooner terminated by either party giving written notice one hundred twenty (120) days before to the commencement of the renewal term. During the first twelve (12) months of the McGinnis Agreement, Mr. McGinnis received a minimum annual base compensation of One Hundred Thirty-Five Thousand Dollars ($135,000). At the end of the initial twelve (12) month period and each twelve (12) month period thereafter, the Company's Board of Directors shall review Mr. McGinnis' annual salary to determine the next twelve (12) months annual compensation; provided, however, that Mr. McGinnis' annual salary shall be increased a minimum of six percent (6%) each year. Mr. McGinnis currently receives a base salary of One Hundred Thirty-Five Thousand Dollars ($135,000). As required by the McGinnis Agreement, the Company has approved an incentive compensation plan which provides additional compensation to Mr. McGinnis based upon the Company's net income. The Board of Directors may also reward Mr. McGinnis additional discretionary compensation in the form of bonuses or other rewards. In the event that Mr. McGinnis terminates the McGinnis Agreement for the Company's breach of its terms, then the Company shall pay Mr. McGinnis severance compensation equal to two-thirds (2/3) of Mr. McGinnis' annual compensation at the time of the termination if during the initial three (3) year term and one-fourth (1/4) of Mr. McGinnis' annual compensation at the time of the termination if during a renewal term.

         Under the McGinnis Agreement, Mr. McGinnis is entitled to receive other benefits such as an automobile, health insurance, disability insurance, reimbursement of business expenses and the right to participate in other employee benefit plans, retirement plans, deferred compensation plans and other fringe benefits generally made available to executive and management employees of the Company. The McGinnis Agreement also provides that Mr. McGinnis will be eligible to participate in the Company's stock option plan.

         Finally, the McGinnis Agreement provides that the Company shall fund the premium of a life insurance policy on Mr. McGinnis' life which will provide a split-dollar benefit, i.e, death benefit to the Company and cash surrender value to Mr. McGinnis' designated beneficiaries or estate in the event of his death. The life insurance policy shall be a permanent life policy with a face amount that will cause the annual premium to exceed the annual cost of term life insurance by $15,000. If Mr. McGinnis is terminated, then Mr. McGinnis shall become the sole owner of the policy. Mr. McGinnis and the Company entered into a Split-Dollar Agreement on February 10, 2000, effective December 31, 1998.

         Ralph Agreement. Pursuant to the employment agreement entered into between the Company and James L. Ralph ("Ralph Agreement") on December 31, 1998, Mr. Ralph became the Company's President. The Ralph Agreement has an initial term of three (3) years. Upon the expiration of the initial term, the Ralph Agreement will automatically renew for successive one (1) year terms unless sooner terminated by either party giving written notice one hundred twenty (120) days before the commencement of the renewal term. During the first twelve (12) months of the Ralph Agreement, Mr. Ralph shall receive a minimum annual base compensation of One Hundred Thirty-Five Thousand Dollars ($135,000). At the end of the initial twelve (12) month period and each twelve (12) month period thereafter, the Company's Board of Directors shall review Mr. Ralph's annual salary to determine the next twelve (12) months annual compensation; provided, however, that Mr. Ralph's annual salary shall be increased a minimum of six percent (6%) each year. Mr. Ralph currently receives a base salary of One Hundred Thirty-Five Thousand Dollars ($135,000). As required by the Ralph Agreement, the Company has approved an incentive compensation plan which provides additional compensation to Mr. Ralph based upon the Company's net income. The Board of Directors may also reward Mr. Ralph additional discretionary compensation in the form of bonuses or other rewards. In the event that Mr. Ralph terminates the Ralph Agreement for the Company's breach of its terms, then the Company shall pay Mr. Ralph severance compensation equal to two-thirds (2/3) of Mr. Ralph's annual compensation at the time of the termination if during the initial three (3) year term and one-fourth (1/4) of Mr. Ralph's annual compensation at the time of the termination if during a renewal term.

         Under the Ralph Agreement, Mr. Ralph is entitled to receive other benefits such as an automobile, health insurance, disability insurance, reimbursement of business expenses and the right to participate in other employee benefit plans, retirement plans, deferred compensation plans and other fringe benefits generally made available to executive and management employees of the Company. The Ralph Agreement also provides that Mr. Ralph will be eligible to participate in the Company's stock option plan.

         Finally, the Ralph Agreement provides that the Company shall fund the premium of a life insurance policy on Mr. Ralph's life which will provide a split-dollar benefit, i.e., death benefit to the Company and Mr. Ralph's designated beneficiaries or estate in the event of his death. The life insurance policy shall be a permanent life policy with a face amount that will cause the annual premium to exceed the annual cost of term life insurance by $10,000. If Mr. Ralph is terminated, then Mr. Ralph shall become the sole owner of the policy. Mr. Ralph and the Company entered into a Split-Dollar Agreement on February 10, 2000, effective December 31, 1998.

         McMahon Agreement. The Company entered an employment agreement with William L. McMahon, effective as of October 2, 2000 (the "McMahon Agreement"). Under the terms of the McMahon Agreement, Mr. McMahon serves as the Company's Chief Financial Officer. The McMahon Agreement has an initial term of two (2) years. Upon the expiration of the initial term, the McMahon Agreement will automatically renew for successive one (1) year terms unless sooner terminated by either party giving written notice one hundred twenty (120) days before the commencement of such renewal term. During the first twelve (12) months of the McMahon Agreement, Mr. McMahon will receive a minimum annual base compensation of One Hundred Thirty Thousand Dollars ($130,000). At the end of the initial twelve (12) month period and each twelve (12) month period thereafter, the Company's Board of Directors shall review Mr. McMahon's annual salary to determine the next twelve (12) months annual compensation. The McMahon Agreement requires that the Board of Directors approve incentive compensation which provides additional compensation to Mr. McMahon based upon the Company's net income. The Board of Directors may also reward Mr. McMahon additional discretionary compensation in the form of bonuses or other rewards. In the event the Company terminates Mr. McMahon without cause, then the Company shall pay Mr. McMahon as severance compensation an amount equal to one-sixth (1/6) of Mr. McMahon's annual salary in effect immediately prior to termination in addition to the compensation and benefits he was otherwise entitled as of the date of termination.

         Under the terms of the McMahon Agreement, Mr. McMahon is entitled to receive other benefits such as an automobile, health insurance, disability insurance, reimbursement of business expenses and the right to participate in other employee benefit plans, retirement plans, deferred compensation plans and other fringe benefits generally made available to executive and management employees of the Company. The McMahon Agreement also provides that Mr. McMahon will be eligible to participate in the Company's stock option plan.

INCENTIVE COMPENSATION PLAN

         On December 31, 1999, pursuant to the terms of the McGinnis Agreement and the Ralph Agreement, the Company adopted an Incentive Compensation Plan for each of Mr. McGinnis and Mr. Ralph. These incentive plans provide that within 90 days following each fiscal year, the Company shall pay each of Mr. McGinnis and Mr. Ralph a bonus equal to 4% of the Company's consolidated pre-tax income (before the incentive bonus is accrued) as reported in the Company's financial statements included in its year end filing with the SEC (i.e. Form 10-KSB or equivalent) for each fiscal year beginning with the year ended December 31, 1999. The incentive plans each have a term equivalent to the McGinnis Agreement and Ralph Agreement, respectively.

EMPLOYEE STOCK OPTIONS

         The Company adopted the Bobby Allison Wireless Corporation 1999 Stock Option Plan ("Option Plan") effective January 1, 1999. The Option Plan provides that the Company may grant options to purchase up to ten (10%) of the outstanding Common Stock and common stock equivalents but in no event greater than 100,000 shares.

         During 2000, the Company granted 45,100 options to purchase Company Common Stock to various employees which vest at various times. As of December 31, 2000, the Company has a total of 98,400 options outstanding.

         The following table sets forth the options granted during the year ended December 31, 2000 for each Named Executive Officer:

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                 NUMBER OF SECURITIES     PERCENT OF TOTAL OPTIONS/SARS    EXERCISE OF
                                      UNDERLYING            GRANTED TO EMPLOYEES IN        BASE PRICE    EXPIRATION
         NAME                   OPTIONS/SARS GRANTED(#)           FISCAL YEAR               ($/SHARE)       DATE
         ----                   -----------------------   -----------------------------    ------------  -----------
Robert L. McGinnis........               10,000                        22.3%                  $10.00       6/30/10

James L. Ralph............               10,000                        22.3%                  $10.00       6/30/10

William L. McMahon........               10,000                        22.3%                  $10.00       9/13/10

Alec Pleet................                   --                          --                       --            --

         The Company also granted 107,500 and 200,000 non-plan options in 1999 and 2000, respectively, 300,000 of which are only exercisable upon the failure of the Company to repay certain commercial bank debt.

COMPENSATION OF DIRECTORS

         Directors do not currently receive any compensation for serving as a director of the Company. The Company does, however, reimburse directors for their travel and other expenses incurred in connection with attending meetings of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Debentures

         Pursuant to the Merger, each of Messrs. McGinnis and Ralph were issued debentures of the Company in the principal amount $125,000 payable in installment over three (3) years at an interest rate of 7.5% per annum.

         Warrants and Stock Options With Contingent Exercisability

         On November 19, 1999, the Company consummated a revolving note loan from Colonial Bank in the amount of $1 million. This note was unconditionally guaranteed by Mr. Holbrook, Sterne, Agee & Leach Group, Inc. and a trust of which The Trust Company of Sterne, Agee & Leach, Inc. is a co-trustee benefitting Mr. Holbrook's independent adult children, in the amounts of $500,000, $250,000 and $250,000, respectively, in consideration for warrants to purchase 20,500, 10,250 and 10,250 shares, respectively (as adjusted pursuant to the terms of the warrants), of Common Stock for $10.00 per share exercisable until November 19, 2003. Furthermore, in the event that the guarantors are required to make payment against the guaranties, then upon such payment, they each will have the right to exercise an option, separate and apart from the warrants, to convert such payment on the guaranty into shares of Common Stock at a price of $10.00 per share (or a maximum of 100,000 shares). In the event that the loan is either (i) repaid by the Company or (ii) the guarantors are otherwise released from the guaranties, then such option shall expire but the warrants shall continue to exist until exercised or their expiration at the end of four years.

         Effective May 3, 2000, a distribution was made from the trust in accordance with its terms which resulted in the transfer of $125,000 of the guarantee and consequently warrants to purchase 5,125 shares of Common Stock and the corresponding option.

         On November 29, 2000, the Company consummated a 90-day note from The Bank in the amount of $500,000 which was subsequently extended to May 1, 2001. This note was collateralized by a certificate of deposit owned by Sterne,

Agee & Leach Group, Inc. As consideration for the pledge of its certificate of deposit, Sterne, Agee & Leach, Inc. was issued a contingent option for 200,000 shares and a warrant to purchase 25,000 shares of Company Common Stock at $10.00 per share.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of the Common Stock ("Section 16 Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").
Section 16 Insiders are required by the SEC regulations to furnish the Company with copies of all SEC forms required under Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a) Forms"). Based solely on review of the
Section 16(a) Forms as furnished to the Company, the Company believes that for the period from January 1, 2000 through December 31, 2000, all Section 16 Insiders filed their Section 16(a) Forms in a timely manner, except that (i) Sterne, Agee & Leach Group, Inc. Sterne, Agee & Leach, Inc., The Trust Company of Sterne, Agee & Leach, Inc. and James S. Holbrook, Jr. filed certain Form 4 transactions occurring in November 2000 late on their joint Form 5 and
(ii) William L. McMahon, Kevin Killoran and Alec Pleet were late filing their Form 3s.

                              REPORT OF THE BOARD

         The Board of Directors is comprised of only three members and has consequently performed the duties which otherwise would be delegated to an audit committee. The Company is not listed on any exchange and is therefore not subject to the rules governing audit committees of either the New York Stock Exchange, the American Stock Exchange or the National Association of the Securities Dealers, Inc. ("NASD"). Nevertheless, the rules of the Securities and Exchange Commission require disclosure of whether the members of the Board of Directors are independent based upon the definition of either of such exchange rules. Based upon the definition of "independent directors" set forth by NASD Rule 4200(a)(15), only one of the three directors is independent.

         At meetings of the Board of Directors held on January 15, 2001 and March 22, 2001, the Board of Directors:

         1. reviewed and discussed the audited financial statements with management and with BDO Seidman, LLP, the Company's independent public accountants;

         2. discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standard No. 90;

         3. reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         The Board has considered whether the non-audit services provided by the Company's auditors in connection with the year ended December 31, 2000 were compatible with the auditor's independence.

         Based upon the review and discussions referred to above, the Board of Directors has determined that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended
December 31, 2000, as filed with the Securities and Exchange Commission.

                                             By the Board


                                             Robert L. McGinnis
                                             James L. Ralph
                                             James S. Holbrook, Jr.


         The Board of Directors unanimously recommends that you vote "for" the election of the nominees for director.

                     AMENDMENT TO THE BOBBY ALLISON WIRELESS
                       CORPORATION 1999 STOCK OPTION PLAN
                                   PROPOSAL 2

         We are asking for your approval of an amendment to the Bobby Allison Wireless Corporation 1999 Stock Option Plan (the "Plan"). Under the Company Option Plan, the Company may currently grant options to purchase up to ten percent (10%) of the outstanding Common Stock and common stock equivalents but in no event greater than 100,000 shares. The amendment would increase the number of shares of Company Common Stock reserved for issuance under the Plan to up to ten percent (10%) of the outstanding Common Stock and common stock equivalents but in no event greater than 200,000 shares. The amendment must be approved by a majority of the shareholders present or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum is present. The Board of Directors of the Company has approved this amendment to the Plan subject to the receipt of shareholder approval.

         The purpose of the Plan is to advance the interests of the Company by affording certain employees an opportunity to acquire and increase their proprietary interest in the Company. The objective of the issuance of the options is to promote the growth and profitability of the Company and its subsidiaries because those employees granted options will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth by encouraging their continued association with or service to the Company or its subsidiaries.

         The Plan has also provided the Company with greater flexibility in attracting and retaining key executives and employees and has allowed the Company to provide incentive compensation opportunities that are competitive with those of other companies. By increasing the number of shares reserved for issuance under the Plan, the amendment to this plan will allow the Company to continue to achieve and further the goals of the Plan in future years. Furthermore, this amendment will ensure that there is a sufficient number of shares available each year for grants to executive officers, employees, directors, consultants, and independent contractors of the Company and enable the Company to provide incentives to retain its current executive officers and employees and attract other highly qualified executive officers and employees.

PLAN SUMMARY

         The following summary of the Plan is qualified in its entirety by reference to the text of the Plan and the Amendment. A copy of the Amendment is included as Appendix A.

         The Plan is administered by the Board of Directors and provides for the grant of incentive stock options and nonqualified stock options. Directors, executive officers and employees may participate in the Plan at the discretion of the Board. The Board has the sole authority and discretion to determine the types of awards granted and terms, conditions, restrictions and provisions relating to each award at the time of grant.

         The Plan provides for the grant of options to purchase shares of Common Stock at exercise prices which are not less than the fair market value of the shares of Common Stock on the date of grant. The Board sets the terms and conditions of each option on the date of grant; however, the term may not exceed ten years from the date of grant.

         Upon the exercise of options, the option exercise price must be paid in full in cash or other form acceptable to the Company or by delivery of shares of Common Stock owned by the optionholder and acceptable to the Board having a fair market value that is equal to the exercise price.

         As of December 31, 2000, the Company had granted options to purchase 98,400 shares of Company Common Stock. The number of options that will be awarded to the executive officers of the Company is within the discretion of the Board. The number of options that were granted under the Plan to the executive officers and other persons during 2000 are as follows:

         NAME AND POSITION                                     NUMBER OF OPTIONS
         -----------------                                     -----------------
         Robert L. McGinnis.................................        10,000
         James L. Ralph.....................................        10,000
         William L. McMahon.................................        10,000
         Kevin Killoran.....................................         1,000
         Alec Pleet.........................................             0
                                                                  --------

         Executive Officers as a Group......................        31,000
         Directors (non employees)..........................             0
         Non-Executive Officer Employees....................        14,100
                                                                  --------
                Total.......................................        45,100
                                                                  ========

FEDERAL INCOME TAX CONSEQUENCES

         The following statements are based on current interpretations of existing federal income tax laws and represent only a general summary of some of the applicable provisions.

         Stock Options. Generally, there are no federal income tax consequences either to the optionholder or to the Company upon the grant of a stock option. On exercise of an incentive stock option, the optionholder will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionholder under the alternative minimum tax provisions of the Internal Revenue Code of 1986, as amended. The Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionholder will be treated as capital gain. However, if the optionholder disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionholder will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). On exercise of a nonqualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionholder as compensation income and will generally be deductible for tax purposes by the Company. The disposition of shares acquired upon exercise of a nonqualified stock option will generally result in a capital gain or loss for the optionholder, but will not have tax consequences for the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE AMENDMENT TO THE PLAN.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                   PROPOSAL 3

         The Board of Directors has appointed the firm BDO Seidman, LLP, as its independent auditors for the calender year ending December 31, 2001. Although shareholder ratification is not required, the Board has determined that it would be desirable to request an expression from the shareholders as to whether or not they concur in the forgoing appointment.

         At the time of the Company's initial public offering, the Company's balance sheet for the fiscal year ended December 31, 1996 and the related statements of operations and deficit accumulated during the development stage, shareholders equity and cash flows for the period from April 19, 1996 (date of inception) to December 31, 1996 were audited by the independent accounting firm of KPMG LLP, formerly known as KPMG Peat Marwick LLP ("KPMG"). KPMG expressed its unqualified opinion as to such financial statements of the Company in its report dated February 20, 1997, except as to the last paragraph of Note 9, which is as of May 5, 1997.

         On November 21,1997, the Company changed its fiscal year end to the Saturday nearest January 31, in conformity with the National Retail Federation fiscal calendar. The Company filed a Form 8-K on December 3, 1997 giving notice of this change and the Company's intent to reflect the fiscal year transition on Form 10-KSB for the year ended January 31, 1998.

         The Company filed for bankruptcy on January 12, 1998. Subsequently, the U.S. Bankruptcy Court, Southern District of Florida, did not authorize the expenditure of the Company's funds for an audit. Therefore, the Company was unable to engage KPMG to complete an audit of the Company's financial statements for the one month ended January 31, 1997 and the year ended January 31, 1998. As a result of the Company's failure to have an audit completed, the Company did not file a Form 10-KSB for such fiscal year.

         There were no disagreements during 1996 or 1997 between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreement in its report. Since its emergence from bankruptcy, the Company contacted KPMG regarding its audit. However, KPMG has declined to stand for reelection which was confirmed by its letter to the Company dated January 8, 1999.

         On January 7, 1999, in anticipation of KPMG's declination to stand for reelection, the Company engaged BDO Seidman, LLP ("BDO Seidman") as the successor independent auditor, which engagement was approved by the Board of Directors of the Company on the same date. BDO Seidman is an international accounting and consulting organization with two offices in Florida. BDO Seidman was engaged on January 7, 1999 to audit the Company's financial statements for the one-month ended January 31, 1997 and the fiscal year ended January 31, 1998. BDO Seidman, LLP has served as auditors of the consolidated financial statements of the Company and its subsidiary since such time.

         The Company has been advised by BDO Seidman, LLP that they did not have any direct financial interest or material indirect financial interest in the Company or its subsidiary, and that during the above time, BDO Seidman, LLP has not had any connection with the Company or its subsidiary in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of BDO Seidman, LLP will be present at the shareholder meeting and will have the opportunity to make a statement in they desire to do so. Those representatives will also available to respond to appropriate questions. BDO Seidman, LLP has advised that all professional services were provided at customary rates and terms.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL OTHER FEES

         For the year ended December 31, 2000, the Company incurred professional fees and out-of-pocket expenses to its auditors in the amount of $186,694, all except $2,781 related to auditing services. Fees of $2,781 related to other services. Approximately 80% of the total hours spent on the audit of the Company's financial statements for the year ended December 31, 2000 were spent by members of the BDO Alliance network of firms. Such members are not full-time, permanent employees of BDO Seidman, LLP.

         The Company's Board of Directors has considered whether the non-audit services provided by the Company's auditors in connection with the year ended December 31, 2000 were compatible with the auditors' independence.

         All audit and non-audit services provided by BDO Seidman LLP were approved by the Board which considers whether the provisions of non-audit services is compatible with maintaining the auditor's independence.

         THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE CALENDER YEAR ENDING DECEMBER 31, 2001. IF THE SHAREHOLDERS SHOULD NOT RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP BY A MAJORITY VOTE, THE BOARD OF DIRECTORS WILL RECONSIDER THE APPOINTMENT.

                            EXPENSES OF SOLICITATION

         We will pay the cost of soliciting proxies. Our directors, officers and employees may solicit proxies by mail, telephone or personal contact. The cost of such additional solicitation, if any, and such expenses is not expected to be material.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be transacted, but if any other matters do come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, will vote or act with respect to them in accordance with their best judgment.

                             SHAREHOLDERS' PROPOSALS

         We must receive any proposals of shareholders to be presented at the next annual meeting to be held in 2002 not later than on or before January 5, 2002, in order to be eligible for inclusion in our proxy material for the 2002 meeting. These proposals should be sent to the Company's headquarters at 1200 Starkey Road, Suite 105, Largo, Florida 33771. All proposals must comply with the Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.



                                       By Order of the Board of Directors

                                                                     APPENDIX A


                    AMENDMENT TO THE BOBBY ALLISON WIRELESS
                      CORPORATION 1999 STOCK OPTION PLAN


         The Bobby Allison Wireless Corporation 1999 Stock Option Plan is hereby amended, effective March 22, 2001, to increase the maximum number of shares available under the Plan to 200,000 by deleting Section 5.1 and replacing it as follows:

         5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 hereof, the maximum number of shares of Stock that may be issued in the aggregate pursuant to this Plan shall be such number as is equal at any time to ten (10) percent of the outstanding shares of Stock on a fully diluted basis, taking into account the number of shares of stock which may be issued pursuant to outstanding convertible securities, but which number shall, in no event, be greater than Two Hundred Thousand (200,000). Shares of Stock subject to an Option must be authorized and unissued shares. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the paragraph immediately below), may again be optioned under this Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option hereunder.

         In the event of the issuance of Options in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may be optioned to any other person.

                               COMMON STOCK PROXY

                       BOBBY ALLISON WIRELESS CORPORATION

             Proxy for Annual Meeting of Shareholders, June 5, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert L. McGinnis and James L. Ralph, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of the common stock of Bobby Allison Wireless Corporation (the "Company") which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on Tuesday, June 5, 2001, and at any adjournment thereof.

     1. The election as directors of all nominees listed below (except as marked to the contrary below):

                      Robert L. McGinnis and James L. Ralph

          [ ]  FOR all nominees listed above          [ ]  VOTE WITHHELD
               (except as marked to the                    for all
               contrary)                                   nominees listed above

          (INSTRUCTION: TO WITHHOLD YOUR AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW:)

                     -----------------------------------------------

     2. The approval of the Amendment to the Bobby Allison Wireless Corporation 1999 Stock Option Plan:

          [ ]   FOR              [ ]  AGAINST         [ ]  ABSTAIN

                     -----------------------------------------------

     3. The ratification of the appointment of BDO Seidman, LLP as independent auditors for the Company for the year ending December 31, 2001:

          [ ]   FOR              [ ]  AGAINST         [ ]  ABSTAIN

                     -----------------------------------------------

     4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR all items.

Dated                      , 2001
      ---------------------

Phone No.
          -----------------------      -----------------------------------------
                                               Signature of Shareholder



                                       -----------------------------------------
                                               Signature of Shareholder

Where stock is registered jointly in the names of two or more persons, ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please mark, sign, date, and return the proxy card promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                         SERIES A PREFERRED STOCK PROXY

                       BOBBY ALLISON WIRELESS CORPORATION

             Proxy for Annual Meeting of Shareholders, June 5, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert L. McGinnis and James L. Ralph, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of the common stock of Bobby Allison Wireless Corporation (the "Company") which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on Tuesday, June 5, 2001, and at any adjournment thereof.

     1. The election as directors of all nominees listed below (except as marked to the contrary below):

                      Robert L. McGinnis and James L. Ralph

          [ ]  FOR all nominees listed above          [ ]  VOTE WITHHELD
               (except as marked to the                    for all
               contrary)                                   nominees listed above

          (INSTRUCTION: TO WITHHOLD YOUR AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW:)

                     -----------------------------------------------

     2. The approval of the Amendment to the Bobby Allison Wireless Corporation 1999 Stock Option Plan:

          [ ]   FOR              [ ]  AGAINST         [ ]  ABSTAIN

                     -----------------------------------------------

     3. The ratification of the appointment of BDO Seidman, LLP as independent auditors for the Company for the year ending December 31, 2001:

          [ ]   FOR              [ ]  AGAINST         [ ]  ABSTAIN

                     -----------------------------------------------

     4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR all items.

Dated                      , 2001
      ---------------------

Phone No.
          -----------------------      -----------------------------------------
                                               Signature of Shareholder



                                       -----------------------------------------
                                               Signature of Shareholder

Where stock is registered jointly in the names of two or more persons, ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please mark, sign, date, and return the proxy card promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                         SERIES C PREFERRED STOCK PROXY

                       BOBBY ALLISON WIRELESS CORPORATION

             Proxy for Annual Meeting of Shareholders, June 5, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert L. McGinnis and James L. Ralph, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of the common stock of Bobby Allison Wireless Corporation (the "Company") which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on Tuesday, June 5, 2001, and at any adjournment thereof.

     1. The election as directors of all nominees listed below (except as marked to the contrary below):

                      Robert L. McGinnis and James L. Ralph

          [ ]  FOR all nominees listed above          [ ]  VOTE WITHHELD
               (except as marked to the                    for all
               contrary)                                   nominees listed above

          (INSTRUCTION: TO WITHHOLD YOUR AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW:)

                     -----------------------------------------------

     2. The approval of the Amendment to the Bobby Allison Wireless Corporation 1999 Stock Option Plan:

          [ ]   FOR              [ ]  AGAINST         [ ]  ABSTAIN

                     -----------------------------------------------

     3. The ratification of the appointment of BDO Seidman, LLP as independent auditors for the Company for the year ending December 31, 2001:

          [ ]   FOR              [ ]  AGAINST         [ ]  ABSTAIN

                     -----------------------------------------------

     4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR all items.

Dated                      , 2001
      ---------------------

Phone No.
          -----------------------      -----------------------------------------
                                               Signature of Shareholder



                                       -----------------------------------------
                                               Signature of Shareholder

Where stock is registered jointly in the names of two or more persons, ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please mark, sign, date, and return the proxy card promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                         SERIES B PREFERRED STOCK PROXY

                       BOBBY ALLISON WIRELESS CORPORATION

             Proxy for Annual Meeting of Shareholders, June 5, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert L. McGinnis and James L. Ralph, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated below, all of the shares of the Series B Preferred Stock of Bobby Allison Wireless Corporation (the "Company") which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on Tuesday, June 5, 2001, and at any adjournment thereof.

     1. The election as directors of all nominees listed below (except as marked to the contrary below):

                             James S. Holbrook, Jr.

          [ ]  FOR nominee listed above            [ ]  VOTE WITHHELD
                                                        for nominee
                                                        listed above

                     -----------------------------------------------

     2. The election as directors of all nominees listed below (except as marked to the contrary below):

                      Robert L. McGinnis and James L. Ralph

          [ ]  FOR all nominees listed above          [ ]  VOTE WITHHELD
               (except as marked to the                    for all
               contrary)                                   nominees listed above

          (INSTRUCTION: TO WITHHOLD YOUR AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW:)

                     -----------------------------------------------

     3. The approval of the Amendment to the Bobby Allison Wireless Corporation 1999 Stock Option Plan:

          [ ]   FOR              [ ]  AGAINST         [ ]  ABSTAIN

                     -----------------------------------------------

     4. The ratification of the appointment of BDO Seidman, LLP as independent auditors for the Company for the year ending December 31, 2001:

          [ ]   FOR              [ ]  AGAINST         [ ]  ABSTAIN

                     -----------------------------------------------

     5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR all items.

Dated                      , 2001
      ---------------------

Phone No.
          -----------------------      -----------------------------------------
                                               Signature of Shareholder



                                       -----------------------------------------
                                               Signature of Shareholder

Where stock is registered jointly in the names of two or more persons, ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please mark, sign, date, and return the proxy card promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.